UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2007
CHECKFREE CORPORATION
(Exact Name of Registrant as specified in its charter)

Delaware	0-26802	58-2360335

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	No.)	Identification Number)
4411 East Jones Bridge Road
Norcross, Georgia 30092
(678) 375-3000
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On April 24, 2007, CheckFree Corporation (“CheckFree”) issued a press release announcing its financial results for the third quarter ended March 31, 2007, and its expectations for the fourth quarter ended June 30, 2007 and fiscal 2007 (the “Press Release”). Pursuant to General Instruction F of Current Report on Form 8-K, a copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Form 8-K”) and is incorporated herein by reference. The information in this Form 8-K, including Exhibit 99.1, shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
     CheckFree will broadcast its third quarter conference call at 5:00 p.m. (EDT) on April 24, 2007, to review its financial results for the third quarter ended March 31, 2007, and its expectations for the fourth quarter ending June 30, 2007 and for fiscal 2007. To phone into the conference call, dial 1-877-232-1067 anytime after 4:45 p.m. (EDT) and ask for the CheckFree conference call. The live conference call will be accessible through the Investor Center section of the CheckFree corporate Web site at http://www.checkfreecorp.com. A digital replay of the call will be available on the same Web site after 7:00 p.m. (EDT) on April 24, 2007.
     Certain of CheckFree’s statements contained in or incorporated by reference in this Form 8-K are not purely historical, and as such are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management’s intentions, plans, beliefs, expectations or projections of the future, and include statements regarding CheckFree’s proposed acquisition of Corillian, as well as the Company’s forecasts and expectations of revenue for fiscal 2007 and the fourth quarter of fiscal 2007, earnings per share for fiscal 2007 and the fourth quarter of fiscal 2007, sequential and full year transaction growth, the general performance of CheckFree’s divisions for fiscal 2007 and the fourth quarter of fiscal 2007, free cash flow for fiscal 2007 as a whole and our expectations for fiscal 2007 and the fourth quarter of fiscal 2007 based on current purchase accounting estimates for the Carreker acquisition (paragraphs 4, 7, 9, 10, 11, 12, 13, 14 and 15 of the Press Release). Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in CheckFree’s business, and other risks and uncertainties detailed from time to time in CheckFree’s periodic reports filed with the Securities and Exchange Commission, including CheckFree’s Annual Report on Form 10-K for the year ended June 30, 2006 (filed September 8, 2006); Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 (filed November 8, 2006); and Quarterly Report on Form 10-Q for the quarter ended December 31, 2006 (filed February 8, 2007). Further, with respect to the proposed acquisition of Corillian, although CheckFree and Corillian have signed an agreement for a subsidiary of CheckFree to merge with and into Corillian, there is no assurance that they will complete the proposed merger. The proposed merger may not occur if the companies do not receive necessary approval of Corillian’s shareholders, or if it is blocked by a governmental agency, or if either Corillian or CheckFree fail to satisfy other conditions to closing. One or more of these factors have affected, and could in the future affect CheckFree’s business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements contained or incorporated by reference in this Form 8-K will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by CheckFree, or any other person, that the objectives and plans of CheckFree will be achieved. All forward-looking statements contained or incorporated by reference in this Form 8-K are based on information presently available to management, and CheckFree assumes no obligation to update any forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1*	CheckFree Corporation’s Press Release, dated April 24, 2007.

*	Such press release is being “furnished” (not filed) under Item 2.02 of this Current Report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CheckFree Corporation
Date: April 24, 2007	By:	/s/ David E. Mangum
David E. Mangum, Executive Vice
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1*	CheckFree Corporation’s Press Release, dated April 24, 2007.

*	Such press release is being “furnished” (not filed) under Item 2.02 of this Current Report on Form 8-K.